Exhibit 99.1

American International Holdings Corp. Engages RedChip to

Lead Investor Relations Efforts

Plano, Texas – February 08, 2022 – American International Holdings Corp. (OTCQB: AMIH), (“AMIH” or the “Company”) a diversified holding company that develops, acquires and operates technology-based health and wellness companies is pleased to announce that it has engaged RedChip Companies (“RedChip”) to lead its investor relations efforts.

“We are excited to have engaged RedChip to assist us in our investor relations efforts as we seek to position the Company for accelerated growth in 2022,” said Jacob Cohen, President and CEO of American International Holdings Corp., who continued, “We selected RedChip to help increase our visibility amongst our investors and shareholders because of their impeccable reputation and a multi-decade track record of results. We look forward to a beneficial relationship which has the goal of broadening our shareholder base and effectively communicating our exciting story to the investment community.”

“AMIH’s EPIQ MD is executing on a vision of creating an essential service for millions of working families and individuals with significant unmet medical needs,” commented Dave Gentry, CEO of RedChip, who continued, “We are very pleased to have the opportunity to introduce AMIH to our vast network.”

RedChip is a world leader in investor relations, financial media, and research for microcap and small-cap stocks. Founded in 1992 and headquartered in Orlando, Florida, with affiliates in New York and Pittsburgh, RedChip has helped hundreds of companies achieve their capital markets goals and currently represents 70+ emerging growth companies.

RedChip’s unique platform combines traditional investor relations services with multi-media marketing, including social media and email marketing, as well as a weekly TV show, the RedChip Money Report®, which airs on Bloomberg at 7 p.m. ET every Saturday. RedChip’s traditional investor relations platform includes retail and institutional roadshows in major U.S. cities, press release writing, strategic counsel, management of quarterly conference calls, scriptwriting, power-point presentation development, and more.

About American International Holdings Corp.

American International Holdings Corp. (OTCQB: AMIH) is an investor, developer and asset manager of diversified, synergistic health and wellness businesses. Today, the AMIH portfolio encompasses telemedicine and other virtual health platforms, affordable subscriber-based primary care and concierge medicine plans, preventative care solutions and wellness related assets such as mental & behavioral health services, as well as its own proprietary life coaching platform. AMIH markets its various services through direct-to-consumer and business-to-business distribution channels. AMIH’s focus is on bringing to market technologies and solutions that advance the quality of life for the global community.

Forward-Looking Statements

This press release may contain forward-looking statements, including information about management’s view of the Company’s future expectations, plans and prospects, within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, operations, expansion, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for products and services of the Companyand other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. These risk factors and others are included from time to time in filings made by the Company with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investor Relations Contact

Dave Gentry, CEO
RedChip Companies Inc.
407-491-4498
AMIH@redchip.com

Frank Benedetto

(619) 915-9422